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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 8, 2000
                Date of report: (Date of earliest event reported)



                         COMMISSION FILE NUMBER: 0-19024

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                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


           OHIO                                        31-1083175
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

    2800 CORPORATE EXCHANGE DRIVE                       43231
            COLUMBUS, OHIO                            (Zip Code)
(Address of principal executive offices)

                                 (614) 523-7000
              (Registrant's telephone number, including area code)

                               SYMIX SYSTEMS, INC.
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.       OTHER EVENTS.

       Reference is made to the press release issued to the public by the registrant on November 8, 2000, which indicates that the proposal to change the company's name from Symix Systems, Inc. to Frontstep, Inc. was approved by the company's shareholders at the company's annual meeting held November 8, 2000. Reference is also made to the press release issued to the public by the registrant on November 9, 2000, which indicates that, effective November 10, 2000, the company's common stock will be traded on the Nasdaq National Market System under the symbol "FSTP". The texts of the press releases are attached hereto as exhibits for further description of the events reported pursuant to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed with this Form 8-K:

                  99(a)    Text of press release dated November 8, 2000.
                  99(b)    Text of press release dated November 9, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRONTSTEP, INC.



Dated:  November 14, 2000                  By: /s/ Daniel P. Buettin
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                                              Daniel P. Buettin
                                              Vice President and Chief Financial
                                                Officer
                                              (on behalf of the Registrant and
                                                as Principal Financial Officer)

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                                INDEX TO EXHIBITS

         Exhibit
         Number       Description of Exhibit
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          99(a)       Text of press release dated November 8, 2000.

          99(b)       Text of press release dated November 9, 2000.